SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)—September 13, 2002

ANWORTH MORTGAGE ASSET CORPORATION
(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1299 Ocean Avenue, Suite 200, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 394-0115

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

Exhibit 99.1

Press Release dated September 13, 2002 of the Registrant.

Item 9.    Regulation FD Disclosure.

On September 13, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

By:	/s/ JOSEPH LLOYD MCADAMS
Joseph Lloyd McAdams President and Chief Executive Officer

Date: September 13, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 13, 2002 of the Registrant.

EXHIBIT INDEX

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